UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-04656

                         Ellsworth Growth and Income Fund Ltd.

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

James A. Dinsmore

Gabelli Funds, LLC

One Corporate Center

                             Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:  September 30

Date of reporting period:  March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Ellsworth Growth and Income Fund Ltd.

Semiannual Report — March 31, 2017

(Y)our Portfolio Management Team

To Our Shareholders,

For the six months ended March 31, 2017, the net asset value (“NAV”) total return of the Ellsworth Growth and Income Fund Ltd. was 6.4%, compared with total returns of 7.5% and 4.8% for the Bank of America Merrill Lynch U.S. Convertibles Index and the Bloomberg Barclays Balanced U.S. Convertibles Index, respectively. The total return for the Fund’s publicly traded shares was 8.2%. The Fund’s NAV per share was $9.98, while the price of the publicly traded shares closed at $8.63 on the NYSE MKT. See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of March 31, 2017.

Comparative Results

Average Annual Returns through March 31, 2017 (a)(b) (Unaudited)
	Six Months	1 Year	3 Year	5 Year	10 Year	Since Inception (06/30/86)
Ellsworth Growth and Income Fund Ltd.
NAV Total Return (c)	6.36%	16.43%	6.23%	9.11%	6.10%	7.95%
Investment Total Return (d)	8.16	19.76	7.70	9.33	6.31	8.13
Bank of America Merrill Lynch U.S. Convertibles Index	7.51	18.13	5.77	9.97	6.73	N/A(e)
Bloomberg Barclays Balanced U.S. Convertibles Index	4.77	12.49	2.57	6.58	4.66	N/A(f)
Standard & Poor’s (“S&P”) 500 Index	10.12	17.17	10.37	13.30	7.51	10.05
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Returns would have been lower had Gabelli Funds, LLC (the “Adviser”) not reimbursed certain expenses of the Fund. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Bank of America Merrill Lynch U.S. Convertibles Index is a market value weighted index of all dollar denominated convertible securities that are exchangeable into U.S. equities and have a market value of more than $50 million. The Bloomberg Barclays Balanced U.S. Convertibles Index is a market value weighted index that tracks the performance of publicly placed, dollar denominated convertible securities that are between 40% and 80% sensitive to movements in their underlying common stocks. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends on September 30.
(c)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date for the period beginning November 2015, and are net of expenses. Total returns and average annual returns were not adjusted for the 2004 rights offering. For the period from December 2008 through October 2015, the distributions were reinvested on the payable date using market prices. From inception through November 2008, distributions were reinvested on the payable date using NAV. Since inception return is based on an initial NAV of $9.30.

(d)

Total returns and average annual returns reflect changes in closing market values on the NYSE MKT and reinvestment of distributions. Total returns and average annual returns were not adjusted for the 2004 rights offering. Since inception return is based on an initial offering price of $10.00

(e)	The Bank of America Merrill Lynch U.S. Convertibles Index inception date is December 31, 1994.
(f)	The Bloomberg Barclays Balanced U.S. Convertibles Index inception date is January 1, 2003.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of March 31, 2017:

Ellsworth Growth and Income Fund Ltd.

Health Care	18.0%
Computer Software and Services	12.8%
Financial Services	10.2%
Energy and Utilities	9.7%
Real Estate Investment Trusts	8.8%
Semiconductors	8.5%
Diversified Industrial	5.9%
Telecommunications	4.4%
Business Services	3.7%
Communications Equipment	3.1%
Cable and Satellite	2.4%
Consumer Products	2.2%

Consumer Services	2.1%
Entertainment	1.7%
Food and Beverage	1.6%
Transportation	1.4%
Aerospace	0.9%
Agriculture	0.9%
Wireless Communications	0.8%
Automotive	0.8%
Electronic Equipment	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has certified to the NYSE MKT that, as of June 8, 2016, he was not aware of any violation by the Fund of applicable NYSE MKT corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Ellsworth Growth and Income Fund Ltd.

Schedule of Investments — March 31, 2017 (Unaudited)

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS — 56.4%
	Aerospace — 0.9%
$1,000,000	Aerojet Rocketdyne Holdings Inc., 2.250%, 12/15/23(a)	$1,035,800	$1,083,125

	Automotive — 0.8%
1,000,000	Tesla Inc., 1.250%, 03/01/21	889,890	985,625

	Business Services — 2.0%
1,876,000	Blucora Inc., 4.250%, 04/01/19	1,831,683	1,890,070
635,000	Square Inc., 0.375%, 03/01/22(a)	642,885	661,987

		2,474,568	2,552,057

	Cable and Satellite — 2.4%
2,500,000	DISH Network Corp., 3.375%, 08/15/26(a)	2,621,502	3,032,813

	Communications Equipment — 3.1%
1,000,000	Harmonic Inc., 4.000%, 12/01/20	1,000,000	1,250,000
1,500,000	InterDigital Inc., 1.500%, 03/01/20	1,464,077	1,960,313
635,000	Lumentum Holdings Inc., 0.250%, 03/15/24(a)	643,452	709,613

		3,107,529	3,919,926

	Computer Software and Services — 11.5%
1,250,000	Bottomline Technologies Inc., 1.500%, 12/01/17	1,269,380	1,262,500
2,500,000	CSG Systems International Inc., 4.250%, 03/15/36	2,617,327	2,609,375
1,000,000	EnerNOC Inc., 2.250%, 08/15/19	799,418	836,875
1,250,000	MercadoLibre Inc., 2.250%, 07/01/19	1,311,019	2,178,125
1,032,000	Nice Systems Inc., 1.250%, 01/15/24(a)	1,090,397	1,078,440
1,500,000	Proofpoint Inc., 0.750%, 06/15/20	1,573,256	1,714,687
500,000	PROS Holdings Inc., 2.000%, 12/01/19	501,953	508,437
1,500,000	Synchronoss Technologies Inc., 0.750%, 08/15/19	1,520,746	1,422,187
1,500,000	The Priceline Group Inc., 1.000%, 03/15/18	1,562,244	2,831,250

		12,245,740	14,441,876

	Consumer Products — 0.4%
617,000	JAKKS Pacific Inc., 4.875%, 06/01/20(a)	657,333	559,156

Principal Amount		Cost	Market Value

	Consumer Services — 2.1%
$1,000,000	Carriage Services Inc., 2.750%, 03/15/21	$1,015,233	$1,303,750
1,250,000	Extra Space Storage LP, 3.125%, 10/01/35(a)	1,265,419	1,296,875

		2,280,652	2,600,625

	Diversified Industrial — 3.8%
750,000	Kaman Corp., 3.250%, 11/15/17(a)	760,394	1,084,219
1,800,000	Knowles Corp., 3.250%, 11/01/21(a)	1,865,208	2,263,500
583,000	Macquarie Infrastructure Corp., 2.000%, 10/01/23	585,322	574,255
500,000	TimkenSteel Corp., 6.000%, 06/01/21	509,755	878,750

		3,720,679	4,800,724

	Electronic Equipment — 0.1%
125,000	OSI Systems Inc., 1.250%, 09/01/22(a)	125,000	119,375

	Energy and Utilities — 4.7%
1,500,000	Cheniere Energy Inc., 4.250%, 03/15/45	960,694	1,027,500
1,500,000	Chesapeake Energy Corp., 5.500%, 09/15/26(a)	1,509,559	1,560,937
750,000	Clean Energy Fuels Corp., 5.250%, 10/01/18(a)	728,119	728,906
258,000	Goodrich Petroleum Escrow Bond, Zero Coupon, 12/31/21†(a)(b)	0	0
667,000	Newpark Resources Inc., 4.000%, 12/01/21(a)	718,007	757,879
1,500,000	SunPower Corp., 4.000%, 01/15/23	1,149,783	1,180,313
500,000	Weatherford International Ltd., 5.875%, 07/01/21	506,959	643,437

		5,573,121	5,898,972

	Entertainment — 1.0%
183,000	Liberty Media Corp. -Liberty Formula One, 1.000%, 01/30/23(a)	183,000	202,101
1,000,000	World Wrestling Entertainment Inc., 3.375%, 12/15/23(a)	1,003,423	1,100,625

		1,186,423	1,302,726

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Schedule of Investments (Continued) — March 31, 2017 (Unaudited)

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Financial Services — 1.5%
$500,000	Blackhawk Network Holdings Inc., 1.500%, 01/15/22(a)	$508,249	$535,937
	Encore Capital Group Inc.,
1,000,000	3.000%, 07/01/20	830,969	948,125
509,000	3.250%, 03/15/22(a)	503,005	470,189

		1,842,223	1,954,251

	Health Care — 10.7%
1,000,000	ANI Pharmaceuticals Inc., 3.000%, 12/01/19	1,090,070	1,060,000
751,000	Array BioPharma Inc., 3.000%, 06/01/20	792,982	1,070,175
500,000	Horizon Pharma Investment Ltd., 2.500%, 03/15/22	558,215	457,500
1,083,000	Intercept Pharmaceuticals Inc., 3.250%, 07/01/23	1,101,308	1,014,636
1,000,000	Ironwood Pharmaceuticals Inc., 2.250%, 06/15/22	1,172,101	1,248,125
710,000	Jazz Investments I Ltd., 1.875%, 08/15/21	795,849	760,144
1,000,000	Molina Healthcare Inc., 1.625%, 08/15/44	1,119,576	1,060,000
750,000	NuVasive Inc., 2.250%, 03/15/21	767,683	1,026,563
1,000,000	Pacira Pharmaceuticals Inc., 2.375%, 04/01/22(a)	1,046,343	1,040,625
500,000	Quidel Corp., 3.250%, 12/15/20	513,754	514,687
1,000,000	Sucampo Pharmaceuticals Inc., 3.250%, 12/15/21(a)	1,000,000	994,375
750,000	Teligent Inc., 3.750%, 12/15/19	755,563	756,563
1,000,000	The Medicines Co., 2.750%, 07/15/23(a)	1,051,152	1,210,000
1,000,000	Theravance Biopharma Inc., 3.250%, 11/01/23	1,000,000	1,266,250

		12,764,596	13,479,643

	Real Estate Investment Trusts — 0.8%
1,000,000	Colony NorthStar Inc., 5.000%, 04/15/23	1,029,385	1,006,875

	Semiconductors — 7.4%
550,000	Advanced Micro Devices Inc., 2.125%, 09/01/26	565,478	1,087,625
2,000,000	Cypress Semiconductor Corp., 4.500%, 01/15/22(a)	2,180,728	2,451,250
1,250,000	Inphi Corp., 1.125%, 12/01/20	1,348,289	1,728,906
1,000,000	Microchip Technology Inc., 1.625%, 02/15/27(a)	997,693	1,018,125

Principal Amount		Cost	Market Value
$1,500,000	Micron Technology Inc., 3.000%, 11/15/43	$1,391,726	$1,688,437
180,000	Silicon Laboratories Inc., 1.375%, 03/01/22(a)	180,000	191,813
1,000,000	Teradyne Inc., 1.250%, 12/15/23(a)	1,037,783	1,169,375

		7,701,697	9,335,531

	Telecommunications — 1.8%
1,000,000	Alaska Communications Systems Group Inc., 6.250%, 05/01/18	981,018	1,042,500
1,000,000	Dycom Industries Inc., 0.750%, 09/15/21	1,003,263	1,171,875

		1,984,281	2,214,375

	Transportation — 1.4%
1,700,000	Atlas Air Worldwide Holdings Inc., 2.250%, 06/01/22	1,699,115	1,808,375

	TOTAL CONVERTIBLE CORPORATE BONDS	62,939,534	71,096,050

Shares
	CONVERTIBLE PREFERRED STOCKS — 4.9%
	Agriculture — 0.9%
10,000	Bunge Ltd., 4.875%	949,905	1,072,500

	Business Services — 0.5%
711,039	Amerivon Holdings LLC, 4.000%	1,427,412	585,896
272,728	Amerivon Holdings LLC, common equity units	0	16,364

		1,427,412	602,260

	Financial Services — 2.5%
1,000	Bank of America Corp., 7.250%	872,030	1,195,060
1,000	Huntington Bancshares, Inc., 8.500%	1,242,500	1,367,500
500	Wells Fargo & Co., 7.500%	437,200	620,000

		2,551,730	3,182,560

	Real Estate Investment Trusts — 1.0%
20,000	Welltower Inc., 6.500%, Ser. I	1,142,341	1,262,400

	TOTAL CONVERTIBLE PREFERRED STOCKS	6,071,388	6,119,720

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Schedule of Investments (Continued) — March 31, 2017 (Unaudited)

Shares		Cost	Market Value
	MANDATORY CONVERTIBLE SECURITIES (c) — 14.0%
	Computer Software and Services — 0.5%
5,000	MTS Systems Corp., 8.750%, 07/01/19	$507,603	$618,600

	Diversified Industrial — 1.3%
30,100	Rexnord Corp., 5.750%, 11/15/19	1,549,480	1,653,393

	Energy and Utilities — 4.3%
15,000	Anadarko Petroleum Corp., 7.500%, 06/07/18	575,550	652,350
30,000	Dominion Resources, Inc., 6.750%, 08/15/19	1,473,596	1,526,400
8,600	DTE Energy Co., 6.500%, 10/01/19	433,800	462,078
21,666	Hess Corp., 8.000%, 02/01/19	1,148,425	1,289,127
25,000	NextEra Energy Inc., 6.371%, 09/01/18	1,246,875	1,509,500

		4,878,246	5,439,455

	Financial Services — 3.5%
25,000	Alibaba - Mandatory Exchange Trust, 5.750%, 06/03/19 (a)	2,630,000	3,239,375
24,000	New York Community Capital Trust V, 6.000%, 11/01/51	1,043,554	1,208,640

		3,673,554	4,448,015

	Health Care — 2.8%
1,550	Allergan plc, 5.500%, 03/01/18	1,537,470	1,317,159
15,000	Stericycle Inc., 5.250%, 09/15/18	1,099,873	1,073,250
1,900	Teva Pharmaceutical Industries Ltd., 7.000%, 12/15/18	1,715,550	1,096,300

		4,352,893	3,486,709

	Telecommunications — 0.8%
20,000	Frontier Communications Corp., 11.250%, 06/29/18	1,687,541	985,200

Shares		Cost	Market Value

	Wireless Communications — 0.8%
10,000	T-Mobile US Inc., 5.500%, 12/15/17	$573,400	$1,058,100

	TOTAL MANDATORY CONVERTIBLE SECURITIES	17,222,717	17,689,472

	COMMON STOCKS — 24.7%

	Business Services — 1.2%
2,500	Alliance Data Systems Corp.	527,119	622,500
20,000	PayPal Holdings Inc.†	818,351	860,400

		1,345,470	1,482,900

	Computer Software and Services — 0.8%
14,300	Microsoft Corp.	388,674	941,798

	Consumer Products — 1.8%
23,352	Newell Brands Inc.	1,038,704	1,101,514
24,000	Unilever NV	1,015,518	1,192,320

		2,054,222	2,293,834

	Diversified Industrial — 0.8%
34,356	General Electric Co.	903,733	1,023,809

	Energy and Utilities — 0.7%
8,000	Chevron Corp.	871,279	858,960
91	Goodrich Petroleum Corp.†	915	1,281

		872,194	860,241

	Entertainment — 0.7%
7,500	The Walt Disney Co.	227,391	850,425

	Financial Services — 2.7%
132,068	BlackRock Capital Investment Corp.	1,147,541	997,113
9,546	Citigroup Inc.	510,990	571,042
16,434	Synchrony Financial	415,063	563,686
22,200	Wells Fargo & Co.	1,104,926	1,235,652

		3,178,520	3,367,493

	Food and Beverage — 1.6%
20,000	B&G Foods Inc.	580,383	805,000
30,000	Conagra Brands Inc.	744,389	1,210,200

		1,324,772	2,015,200

	Health Care — 4.5%
15,000	AbbVie Inc.	623,329	977,400
15,000	Eli Lilly & Co.	800,267	1,261,650
10,000	Gilead Sciences Inc.	857,944	679,200
22,651	Merck & Co. Inc.	839,335	1,439,244
40,000	Pfizer Inc.	923,760	1,368,400

		4,044,635	5,725,894

	Real Estate Investment Trusts — 7.0%
15,000	American Tower Corp.	1,342,800	1,823,100
16,100	Crown Castle International Corp.	1,281,573	1,520,645
7,000	Equinix Inc.	1,828,368	2,802,590
58,700	Invesco Mortgage Capital Inc.	899,407	905,154

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Schedule of Investments (Continued) — March 31, 2017 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Real Estate Investment Trusts (Continued)
15,000	SBA Communications Corp.†	$1,470,771	$1,805,550

		6,822,919	8,857,039

	Semiconductors — 1.1%
40,000	Intel Corp.	937,400	1,442,800

	Telecommunications — 1.8%
30,000	AT&T Inc.	829,600	1,246,500
20,000	Verizon Communications Inc.	697,353	975,000

		1,526,953	2,221,500

	TOTAL COMMON STOCKS	23,626,883	31,082,933

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
978	Goodrich Petroleum Corp., expire 12/10/26†	0	0

TOTAL INVESTMENTS — 100.0%		$109,860,522	125,988,175

Other Assets and Liabilities (Net)			2,473,520

NET ASSETS (12,876,498 common shares outstanding)			$128,461,695

NET ASSET VALUE PER SHARE ($128,461,695 ÷ 12,876,498 shares outstanding)			$9.98

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the market value of Rule 144A securities amounted to $28,560,615 or 22.7% of total investments.

(b)

At March 31, 2017, the Fund held an investment in a restricted and illiquid security amounting to $0 or 0% of the Fund’s total investments, which was valued under methods approved by the Board of Trustees as follows:

Acquisition Principal Amount	Issuer	Acquisition Date	Acquisition Cost	03/31/17 Carrying Value Per Bond
$258,000	Goodrich Petroleum Escrow Bond, Zero Coupon, 12/31/21	12/14/16	$0	$0.00

(c)	Mandatory Convertible Securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
†	Non-income producing security.

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Statement of Assets and Liabilities

March 31, 2017 (Unaudited)

Assets:
Investments, at value (cost $109,860,522)	$125,988,175
Cash	2,482,234
Dividends and interest receivable	598,695
Prepaid expenses	1,679

Total Assets	129,070,783

Liabilities:
Payable for investments purchased	438,575
Payable for investment advisory fees	80,912
Payable for payroll expenses	16,433
Payable for accounting fees	7,500
Other accrued expenses	65,668

Total Liabilities	609,088

Net Assets (applicable to 12,876,498 shares outstanding)	$128,461,695

Net Assets Consist of:
Paid-in capital	$112,610,468
Distributions in excess of net investment income	(4,398,919)
Accumulated net realized gain on investments	4,122,493
Net unrealized appreciation on investments	16,127,653

Net Assets	$128,461,695

Net Asset Value per Common Share:
($128,461,695 ÷ 12,876,498 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$9.98

Statement of Operations

For the Six Months Ended March 31, 2017 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $12,490)	$1,307,592
Interest	725,599

Total Investment Income	2,033,191

Expenses:
Investment advisory fees	465,646
Trustees’ fees	59,693
Shareholder communications expenses	35,231
Payroll expenses	29,918
Accounting fees	22,500
Legal and audit fees	20,304
Shareholder services fees	9,424
Custodian fees	5,047
Miscellaneous expenses	16,306

Total Expenses	664,069

Less: Expenses paid indirectly by broker (See Note 3)	(941)

Net Expenses	663,128

Net Investment Income	1,370,063

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	2,715,304

Net change in unrealized appreciation: on investments	3,599,003

Net Realized and Unrealized Gain on Investments	6,314,307

Net Increase in Net Assets Resulting from Operations	$7,684,370

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Statement of Changes in Net Assets

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
Operations:
Net investment income	$1,370,063	$2,616,870
Net realized gain on investments	2,715,304	3,547,174
Net change in unrealized appreciation on investments	3,599,003	6,263,835

Net Increase in Net Assets Resulting from Operations.	7,684,370	12,427,879

Distributions to Common Shareholders:
Net investment income	(821,889)*	(3,340,525)
Net realized gain	(2,012,211)*	(6,944,975)

Total Distributions to Common Shareholders	(2,834,100)	(10,285,500)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	646,865	2,611,488
Net decrease from repurchase of common shares (includes transaction costs)	(940,444)	(1,797,002)

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	(293,579)	814,486

Net Increase in Net Assets Attributable to Common Shareholders	4,556,691	2,956,865

Net Assets Attributable to Common Shareholders:
Beginning of year	123,905,004	120,948,139

End of period (including undistributed net investment income of $0 and $0, respectively)	$128,461,695	$123,905,004

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended March 31, 2017 (Unaudited)		Year Ended September 30,
			2016	2015		2014	2013		2012
Operating Performance:
Net asset value, beginning of year	$ 9.60		$ 9.45	$ 10.29		$ 9.54	$ 8.48		$ 7.46
Net investment income	0.11		0.20	0.13		0.14	0.18		0.19
Net realized and unrealized gain/(loss) on investments	0.48		0.76	(0.35)		0.80	1.15		1.08
Total from investment operations	0.59		0.96	(0.22)		0.94	1.33		1.27
Distributions to Common Shareholders:
Net investment income	(0.06	)*	(0.26)	(0.25)		(0.24)	(0.26)		(0.25)
Net realized gain	(0.16	)*	(0.53)	(0.43)		—	—		—
Total distributions to common shareholders	(0.22)		(0.79)	(0.68)		(0.24)	(0.26)		(0.25)
Fund Share Transactions:
Decrease in net asset value from common shares issued upon reinvestment of distributions	—		(0.04)	(0.00	)(a)	—	(0.01)		—
Increase in net asset value from repurchase of common shares (includes transaction costs)	0.01		0.02	0.06		0.05	0.00(	a)	—
Total Fund share transactions	0.01		(0.02)	0.06		0.05	(0.01)		0.00
Net Asset Value, End of Period	$ 9.98		$ 9.60	$ 9.45		$ 10.29	$ 9.54		$ 8.48
NAV total return†	6.36%		10.64%	(0.78)%		10.92%	16.45%		17.75%
Market value, end of period	$ 8.63		$ 8.19	$ 7.82		$ 8.65	$ 7.87		$ 7.35
Investment total return††	8.16%		15.98%	(2.32)%		13.03%	10.84%		18.41%
Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000’s)	$128,462		$123,905	$120,948		$135,267	$128,814		$114,154
Ratio of net investment income to average net assets	2.21	%(b)	2.19%	1.40%		1.30%	1.90%		2.30%
Ratio of operating expenses to average net assets before reimbursement	1.07	%(b)	1.10%	1.10%		1.10%	1.10%		1.10%
Ratio of operating expenses to average net assets net of reimbursement	1.07	%(b)	1.10%	1.10%		1.10%	1.10%		1.10%
Portfolio turnover rate	17.0%		38.0%	45.0%		48.0%	48.0%		39.0%

†

For the six months ended March 31, 2017, the return was based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend date. For the fiscal years ended on September 30, 2012 through 2015, returns were based on market price on the payable date. Total return for a period of less than one year is not annualized.

††

Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Amount represents less than $0.005 per share.
(b)	Annualized.

See accompanying notes to financial statements.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited)

1. Organization. Ellsworth Growth and Income Fund Ltd. currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced in July 1986.

The Fund’s primary investment objective is to provide income and the potential for capital appreciation, which objectives the Fund considers to be relatively equal over the long term due to the nature of the securities in which it invests. The Fund invests primarily in convertible and equity securities.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a Pricing Service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of March 31, 2017 is as follows:

	Valuation Inputs			Total Market Value at 3/31/17
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds:
Energy and Utilities	—	$ 5,898,972	$ 0	$5,898,972
Other Industries (a)	—	65,197,078	—	65,197,078
Total Convertible Corporate Bonds	—	71,096,050	0	71,096,050
Convertible Preferred Stocks:
Business Services	—	—	602,260	602,260
Other Industries (a)	$5,517,460	—	—	5,517,460
Total Convertible Preferred Stocks	5,517,460	—	602,260	6,119,720
Mandatory Convertible Securities:
Computer Software and Services	—	—	618,600	618,600
Other Industries (a)	17,070,872	—	—	17,070,872
Total Mandatory Convertible Securities	17,070,872	—	618,600	17,689,472
Common Stocks:
Energy and Utilities	858,960	1,281	—	860,241
Other Industries (a)	30,222,692	—	—	30,222,692
Total Common Stocks	31,081,652	1,281	—	31,082,933
Warrants (a)	—	—	0	0
TOTAL INVESTMENTS IN SECURITIES	$53,669,984	$71,097,331	$1,220,860	$125,988,175

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the six months ended March 31, 2017. The Fund’s policy is to recognize transfers among levels as of the beginning of the period.

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

    Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the six months ended March 31, 2017, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was 0.08%.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities as of March 31, 2017, please refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends. For certain securities known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. This may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend and may cause such gains to be treated as ordinary income, subject to the maximum federal income

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

tax rate. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$3,453,936
Net long term capital gains	6,831,564

Total distributions paid	$10,285,500

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of September 30, 2016, the components of accumulated earnings on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$10,100,061
Undistributed long term capital gains	900,896

Total	$11,000,957

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at March 31, 2017:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$109,910,903	$19,498,810	$(3,421,538)	$16,077,272

The Fund is required to evaluate tax positions expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of March 31, 2017, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 0.80% of the first $100,000,000 of the Fund’s average weekly net assets and 0.55% of the Fund’s average weekly net assets in excess of $100,000,000. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the six months ended March 31, 2017, the Fund paid $100 in brokerage commissions on security trades to G.research, LLC, Inc., an affiliate of the Adviser.

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

During the six months ended March 31, 2017, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $941.

Through October 31, 2017, the Adviser has contractually agreed to waive fees or reimburse expenses of the Fund to the extent the total expenses of the Fund (excluding brokers costs, interest, taxes, acquired fund fees and expenses, expenses chargeable to capital, and extraordinary expenses) exceed 1.10% of the weekly average net assets of the Fund.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended March 31, 2017, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $8,500 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. The Lead Independent Trustee receives an annual fee of $1,000 and the Audit and Nominating Committee Chairman each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended March 31, 2017, other than short term securities and U.S. Government obligations, aggregated $21,216,551 and $20,621,510, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares in the open market when the shares are trading at a discount of 10.0% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended March 31, 2017, the Fund repurchased and retired 114,211 shares in the open market at an investment of $940,444 and an average discount of approximately 14.15% from its NAV. During the year ended September 30, 2016, the Fund repurchased and retired 223,600 shares in the open market at an investment of $1,797,002 and an average discount of approximately 14.10% from its NAV.

Transactions in common shares of beneficial interest for the six months ended March 31, 2017 and the year ended September 30, 2016 were as follows:

	Six Months Ended March 31, 2017 (Unaudited)		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued upon reinvestment of distributions	80,356	$646,865	335,236	$2,611,488
Net decrease from repurchase of common shares (includes transaction costs)	(114,211)	(940,444)	(223,600)	(1,797,002)

Net increase/(decrease) from transactions in Fund shares	(33,855)	$(293,579)	111,636	$814,486

Ellsworth Growth and Income Fund Ltd.

Notes to Financial Statements (Unaudited) (Continued)

6. Convertible Securities Concentration. It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Shareholder Meeting – May 15, 2017 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 15, 2017 and was adjourned to June 6, 2017 at the Adviser’s headquarters at 401 Theodore Fremd Ave., Rye, NY 10580.

We thank you for your participation and appreciate your continued support.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of Ellsworth Growth and Income Fund Ltd. to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

Ellsworth Growth and Income Fund Ltd.

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact AST at (888) 422-3262.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE Amex trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the NYSE Amex, or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

ELLSWORTH GROWTH AND INCOME FUND LTD.

AND YOUR PERSONAL PRIVACY

Who are we?

The Ellsworth Growth and Income Fund Ltd. (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

Ellsworth Growth and Income Fund Ltd.

One Corporate Center

Rye, NY 10580-1422

(Y)our Portfolio Management Team Biographies

Thomas H. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. From 1996 to 2015, Mr. Dinsmore was Chairman and CEO of Dinsmore Capital Management; CEO and Portfolio Manager of Bancroft Fund Ltd; and CEO, Portfolio Manager, and co-founder of Ellsworth Growth and Income Fund Ltd. He received a B.S. in Economics from the Wharton School of Business and an M.A. degree in Economics from Fairleigh Dickinson University.

Jane D. O’Keeffe joined Gabelli Funds, LLC in 2015. She currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. From 1996 to 2015, Ms. O’Keeffe was President and Director of Dinsmore Capital Management where she was also a Portfolio Manager of Bancroft Fund Ltd. and Ellsworth Growth and Income Fund Ltd. Prior to joining Dinsmore Capital Management, Ms. O’Keeffe held positions of increasing responsibilities at IDS Progressive Fund, Soros Fund Management Company, Simms Capital Management, and Fiduciary Trust International. She earned a B.A. from the University of New Hampshire and attended the Lubin Graduate School of Business at Pace University.

James A. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Dinsmore received a B.A. in Economics from Cornell University and an MBA degree from Rutgers University.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Convertible Securities Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XECFX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10.0% or more from the net asset value of the shares.

ELLSWORTH GROWTH AND INCOME FUND LTD.

One Corporate Center

Rye, NY 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e  info@gabelli.com

    GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

Kinchen C. Bizzell, CFA

Managing Director,

CAVU Securities

Elizabeth C. Bogan, Ph.D

Senior Lecturer, Economics

Princeton University

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

James A. Dinsmore, CFA

Portfolio Manager,

Gabelli Funds LLC

Frank J. Fahrenkopf

Former President &

Chief Executive Officer,

American Gaming Association

Daniel D. Harding, CFA

Managing General Director,

Global Equity Income Fund

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Kuni Nakamura

President,

Advanced Polymer, Inc.

Nicholas W. Platt

Former Managing Director,

FTI Consulting Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International Inc.

OFFICERS

James A. Dinsmore, CFA

President

Agnes Mullady

Treasurer

Andrea R. Mango

Secretary & Vice President

Laurissa M. Martire

Vice President & Ombudsman

Wayne C. Pinsent, CFA

Vice President & Ombudsman

Richard J. Walz

Chief Compliance Officer

INVESTMENT ADVISER

Gabelli Funds, LLC

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

TRANSFER AGENT AND

REGISTRAR

American Stock Transfer and

Trust Company

ECF Q1/2017

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 10/01/16 through 10/31/16	Common – 42,272 Preferred – N/A	Common - $8.1322 Preferred – N/A	Common - 42,272 Preferred – N/A	Common – 12,910,353 - 42,272 = 12,868,081 Preferred – N/A
Month #2 11/01/16 through 11/30/16	Common – 19,637 Preferred – N/A	Common - $7.9451 Preferred – N/A	Common - 19,637 Preferred – N/A	Common - 12,868,081 -19,637 = 12,848,444 Preferred – N/A
Month #3 12/01/16 through 12/31/16	Common – 21,302 Preferred – N/A	Common - $8.1960 Preferred – N/A	Common - 21,302 Preferred – N/A	Common -12,848,444 - 21,302 = 12,907,498 Preferred – N/A
Month #4 01/01/17 through 01/31/17	Common – 1,600 Preferred – N/A	Common - $8.3867 Preferred – N/A	Common - 1,600 Preferred – N/A	Common -12,907,498 - 1,600 = 12,905,898 Preferred – N/A
Month #5 02/01/17 through 02/28/17	Common – N/A Preferred – N/A	Common - N/A Preferred – N/A	Common - N/A Preferred – N/A	Common - 12,905,898 Preferred – N/A
Month #6 03/01/17 through 03/31/17	Common – 29,400 Preferred – N/A	Common – $8.5337 Preferred – N/A	Common - 29,400 Preferred – N/A	Common - 12,905,898 - 29,400 = 12,876,498 Preferred – N/A
Total	Common – 114,211 Preferred – N/A	Common - $8.2197 Preferred – N/A	Common - 114,211 Preferred – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced

b.	The dollar amount (or share or unit amount) approved
c.	The expiration date (if any) of each plan or program
d.	Each plan or program that has expired during the period covered by the table
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ellsworth Growth and Income Fund Ltd.

By (Signature and Title)*	/s/ James A. Dinsmore
James A. Dinsmore, Principal Executive Officer

Date	5/26/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James A. Dinsmore
James A. Dinsmore, Principal Executive Officer

Date	5/26/2017

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	6/02/2017

* Print the name and title of each signing officer under his or her signature.